UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2012

ATWOOD OCEANICS, INC.

(Exact name of registrant as specified in its charter)

Texas	1-13167	74-1611874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15835 Park Ten Place Drive Houston, Texas		77084
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 749-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2012, the board of directors (the “Board”) of Atwood Oceanics Inc. (the “Company”), upon the recommendation of the Compensation and Human Resources Committee of the Board, approved and adopted the following agreements and amendments applicable to certain of the Company’s executive officers.

Form of Executive Change of Control Agreements

A form of Executive Change of Control Agreement (the “Change of Control Agreement”) was adopted by the Board that will be entered into by each current executive officer of the Company other than Robert J. Saltiel. The Change of Control Agreement will replace any existing employment agreement for each such executive officer, and no executive officers will participate in the Company’s Retention Plan for Certain Salaried Employees or similar plans.

The Change of Control Agreement addresses the terms of executive employment and compensation in the event of a termination of employment due to a change of control of the Company. The agreement includes a three-year “evergreen” term in that the agreement automatically extends so as to cover a three-year period from any date then in effect until the Company has given notice to the executive that the term will no longer be so extended; provided that, prior to a change of control, the agreement will terminate if the executive’s employment is terminated for any reason. If a change of control occurs during the term of the Change of Control Agreement, the term will end on the later of the date that is two years after the change of control or the date the Company satisfies its obligations under the agreement.

Under the Change of Control Agreement, if the Company terminates the executive’s employment without “cause” or the executive terminates the executive’s employment for “good reason” (each as defined in the agreement) within 24 months after a change of control of the Company, the Company will be required to pay to the executive in a lump sum (i) prorated amounts of the executive’s accrued salary, bonus and vacation (the “Accrued Amounts”) and (ii) an amount equal to 2.0 times (or 2.5 times in the case of Mark L. Mey) the sum of (a) the executive’s annual salary plus (b) the executive’s target annual bonus.

In addition, following such termination, the executive and the executive’s spouse and/or family, as applicable, will be entitled to continued participation in the Company’s welfare benefit plans, policies and programs for a period of 24 months (the “Welfare Continuation Benefit”) and any outstanding stock options held by the executive will remain exercisable for one year after termination; provided that in no event will any stock options remain exercisable later than the earlier of (i) the original expiration date of such stock options or (ii) the tenth anniversary of the original grant date for such stock options. If the executive’s employment is terminated due to disability within 24 months after a change of control of the Company, the Company will be required to pay to the executive the Accrued Amounts and provide the Welfare Continuation Benefit. If the executive’s employment is terminated due to death within 24 months after a change of control of the Company, the Company will be required to pay to the executive’s estate the Accrued Amounts and provide to executive’s spouse and/or family, as applicable, the Welfare Continuation Benefit. With respect to excise taxes on any parachute payment under the Change of Control Agreement, the agreement provides that the executive will be liable for such excise taxes, provided, however, that if reduction of the payments under the agreement to avoid excise taxes would result in a larger net after-tax payment to the executive, the payments under the agreement will be reduced.

Amendment to Salary Continuation Plan

The First Amendment, dated May 24, 2012 (the “Continuation Plan Amendment”), to the Atwood Oceanics, Inc. Salary Continuation Plan (formerly the Restated Executive Life Insurance Plan) (the “Continuation Plan”) (i) discontinues the automatic participation of executive officers of the Company in the Continuation Plan, (ii) provides that the Board will designate the participants under the Continuation Plan and (iii) updates the “change in control” definition under the Continuation Plan. Each current executive officer is a participant under the Continuation Plan.

Form of Salary Continuation Agreements

A new form of Salary Continuation Agreement (the “Continuation Agreement”) will be entered into by each participant under the Continuation Plan. The Continuation Agreement provides for payment of deferred compensation to the designated beneficiary of an executive upon the death of the executive while actively employed by the Company in an amount equal to (i) 2.5 times the executive’s annual salary at the time of death, excluding bonuses and other additional compensation, upon the death of the executive prior to age 70, if the death is due to other than accidental causes; or (ii) five times the executive’s annual salary at the time of death, excluding bonuses and other additional compensation, upon the death of the executive prior to age 70, if the death is due to accidental causes. The Continuation Agreement will terminate if no “change in control” (as defined in the Continuation Plan) has occurred as of the date executive’s employment terminates. If an executive’s employment is terminated within 30 months after a change in control, then, for purposes of determining benefits under the Continuation Plan and Continuation Agreement, the executive will be considered to remain “actively employed” until the earlier of the executive’s death or the date that is 30 months after the change in control.

The foregoing descriptions are summaries only and are qualified in their entirety by reference to the full and complete text of the relevant documents. The form of Change of Control Agreement, the Continuation Amendment and the form of Continuation Agreement are filed as Exhibits 10.1, 10.2, and 10.3 to this Current Report on 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective May 24, 2012, the Board approved and adopted an amendment and restatement of the By-Laws of the Company (the “Amended By-Laws”). As more fully summarized below, the Amended By-Laws provide for, among other things, (i) amended procedures for shareholders to call special meetings of the shareholders; (ii) clarifications concerning the voting of shares and decisions at meetings of the shareholders and (iii) advance notice provisions for shareholder proposals and Board nominations at annual and special meetings of shareholders.

Shareholder Ability to Call Special Meetings of the Shareholders. The Amended By-Laws continue to permit shareholders holding not less than 10% of all the shares of voting stock of the Company to call a special meeting of the shareholders of the Company. The shareholders calling a meeting are required to submit a request setting forth in writing, as to each holder and each matter proposed to be brought before the special meeting, the following, among other things, (i) a description of the proposal and the reasons for conducting such business at the meeting, together with the text of the proposal or business (including the text of any resolutions proposed for consideration), (ii) the name and address of the shareholder, the beneficial owner on whose behalf the proposal is made and any other shareholders supporting such proposal, (iii) certain interests and relationships of the shareholder and beneficial owner in or with the Company, including all forms of ownership interests, (iv) any material interests of the shareholder and beneficial owner in the proposal, (v) a statement that the shareholder intends to appear in person or by proxy at the special meeting and (vi) a description of agreements and understandings between the shareholder, the beneficial owner and any other person in connection with such proposal. The information required in the notice must be updated at various times as provided in the Amended By-Laws.

Voting of Shares. The Amended By-Laws clarify that the voting rights of the shares of any class or series of capital stock of the Company other than common stock shall be as is specified in the Company’s Amended and Restated Certificate of Formation (as amended from time to time, the “Certificate of Formation”). The By-Laws were also amended such that the prohibition on voting of treasury shares of the Company does not preclude the Company from voting shares of its capital stock held or controlled by the Company in a fiduciary capacity or for which the Company otherwise exercises voting power in a fiduciary capacity.

Decisions at Meetings of Shareholders (Other than Director Elections). The Amended By-Laws clarify that, in general, at a meeting of the shareholders at which quorum is present, the affirmative vote of a majority of the shares entitled to vote on, and who voted for or against, will decide any matter brought before a meeting of the shareholders, other than the election of directors or a matter for which a different shareholder approval requirement is required under the Certificate of Formation, the By-Laws or applicable law. The Amended By-Laws further provide that, in the case of any proposal for shareholder action properly made by a shareholder pursuant to Rule 14a-8 under the Securities Exchange Act 1934 (the “Exchange Act”), the affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for or against or abstained from voting on, the matter will be required for approval of such matter.

Advance Notice of Shareholder Proposals Other than Director Nominees. The Amended By-Laws set forth the procedures for presenting a shareholder proposal, other than the nomination of directors, at an annual meeting of the shareholders. For shareholder proposals to be properly brought before an annual meeting, (i) the shareholder bringing such proposal must be a shareholder of record at the time of giving notice of such proposal and be entitled to vote at the annual meeting and (ii) the proposal must comply with the advance notice procedures described below. To be timely, such shareholder’s notice generally must be delivered to the Secretary of the Company at the principal executive offices of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the previous annual meeting. For the Company’s 2013 Annual Meeting of Shareholders, such notice must be delivered not earlier than the close of business on October 12, 2012 and not later than the close of business on November 11, 2012.

The notice must set forth as to each matter proposed to be brought before the annual meeting (i) a description of the proposal and the reasons for conducting such business at the meeting, together with the text of the proposal or business (including the text of any resolutions proposed for consideration), (ii) the name and address of the shareholder, the beneficial owner on whose behalf the proposal is made and any other shareholders supporting such proposal, (iii) certain interests and relationships of the shareholder and beneficial owner in or with the Company, including all forms of ownership interests, (iv) any material interests of the shareholder and beneficial owner in the proposal, (v) a statement that the shareholder intends to appear in person or by proxy at the meeting and (vi) a description of agreements and understandings between the shareholder, the beneficial owner and any other person in connection with such proposal. The information required in the notice must be updated at various times as provided in the Amended By-Laws.

Advance Notice of Shareholder Proposals for Director Nominees. The Amended By-Laws set forth the procedures for shareholder nominations in director elections. For shareholder nominations to be properly brought before an annual meeting or a special meeting at which directors are to be elected, the shareholder making such nomination must be a shareholder of record at the time of giving notice of such nomination and be entitled to vote at the meeting and the proposal must comply with the advance notice procedures. To be timely with respect to an annual meeting, such shareholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the annual meeting date of the immediately preceding annual meeting. For the Company’s 2013 Annual Meeting of Shareholders, such notice must be delivered not earlier than the close of business on October 12, 2012 and not later than the close of business on November 11, 2012. To be timely with respect to a special meeting, such shareholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the scheduled special meeting date; provided, however, that if less than 100 days’ prior notice or public disclosure of the scheduled meeting date is given or made, notice by such shareholder, to be timely, must be so delivered or received not later than the close of business on the 10th day following the earlier of the day on which the notice of such meeting was mailed to shareholders of the Corporation or the day on which such public disclosure was made.

In each case, the notice must set forth, among other things, (i) each proposed nominee’s name, age, business address and residence address, (ii) the principal occupation or employment of such person, (iii) any other information that would be required to be disclosed in a proxy statement or other filing in accordance with the Section 14 of the Exchange Act, (iv) a description of all direct and indirect compensation during the past three years and any other material relationships between the shareholder, the beneficial owner on whose behalf the nomination is made, each proposed nominee and certain related persons, (v) the name and address of the shareholder, the beneficial owner and any other shareholders supporting such nomination, (vi) certain interests and relationships of the shareholder, the beneficial owner and the proposed nominee in or with the Company, including all forms of ownership interests, (vii) a statement that the shareholder intends to appear in person or by proxy at the meeting and (viii) a description of agreements and understandings between the shareholder, the beneficial owner, the proposed nominee and any other person in connection with such nomination. The information required in the notice must be updated at various times as provided in the Amended By-Laws.

The Amended By-Laws also require that director nominees complete a written questionnaire in a form provided by the Company and make certain representations to the Company relating to voting commitments, compensation and other economic arrangements and future compliance with the Company’s corporate governance and other policies and guidelines applicable to directors.

Other Provisions. The Amended By-Laws make various procedural and other changes with respect to meetings of stockholders and directors and other matters, including changes to conform various provisions of the By-Laws to the Texas Business Organizations Code.

The foregoing description of the Amended By-Laws is a summary only and is qualified in its entirety by reference to the full and complete text of the Amended By-laws attached as Exhibit 3.1 to this Current Report on Form 8-K. All of the changes approved by the Board are shown in the marked version comparing the Amended By-Laws to the Company’s by-laws as in effect immediately prior to such Board approval filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	By-Laws of Atwood Oceanics, Inc., effective May 24, 2012.

3.2	Marked comparison of the By-Laws.

10.1	Form of Executive Change of Control Agreement.

10.2	First Amendment, dated as of May 24, 2012, to the Atwood Oceanics, Inc. Salary Continuation Plan (formerly known as the Restated Executive Life Insurance Plan).

10.3	Form of Salary Continuation Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.

By:	/s/ Mark L. Mey
Mark L. Mey
Senior Vice President

Date: May 30, 2012